EXHIBIT 99.1

"The information contained herein has been prepared solely for the use of the addressee and has not been independently verified by WaMu Capital Corp.
Accordingly, WaMu Capital Corp. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. WaMu Capital Corp. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the
Prospectus Supplement. Such information supersedes the information in all prior collateral terms sheets, if any."

m

30 Yr

                                                                                     WA
                                                                         Note       Rem    WA
Mortgage Interest Rates    Count          Balance           %            Rate      Term    Age
-----------------------   ---------   --------------    ----------    ----------  ------  -------
<= 4.000                       2        869,888.52          0.3           3.82     271    47
4.001 - 4.250                  2        365,320.96          0.1           4.13     349    10
4.251 - 4.500                  4        517,468.53          0.2           4.48     287    73
4.501 - 4.750                  2        219,028.14          0.1           4.75     251    69
4.751 - 5.000                  4        650,730.69          0.3           4.99     356    28
5.001 - 5.250                 13      2,378,933.14          0.9           5.21     345    10
5.251 - 5.500                 36      7,489,984.71          2.9           5.43     345     9
5.501 - 5.750                 63     13,174,744.04          5.1           5.69     335    14
5.751 - 6.000                146     32,226,521.30         12.4           5.92     327    18
6.001 - 6.250                 90     23,709,421.18          9.1           6.19     327    18
6.251 - 6.500                133     20,465,049.54          7.9           6.44     297    42
6.501 - 6.750                189     22,947,578.07          8.8           6.71     273    62
6.751 - 7.000                237     34,492,403.48         13.3           6.93     269    70
7.001 - 7.250                179     27,633,284.73         10.6           7.19     265    78
7.251 - 7.500                135     21,996,539.60          8.5           7.44     261    86
7.501 - 7.750                 93     14,435,131.77          5.6           7.70     265    82
7.751 - 8.000                 92     11,835,209.14          4.6           7.92     256    82
8.001 - 8.250                 40      6,211,270.36          2.4           8.18     260    87
8.251 - 8.500                 58      6,630,111.26          2.6           8.44     265    86
8.501 - 8.750                 31      3,509,005.76          1.4           8.70     279    68
8.751 - 9.000                 22      3,082,044.04          1.2           8.91     285    66
9.001 - 9.250                 11        833,982.26          0.3           9.17     247    98
9.251 - 9.500                 48      1,841,655.57          0.7           9.48     151   185
9.501 - 9.750                 10        612,147.82          0.2           9.72     232   110
9.751 - 10.000                13        684,899.05          0.3           9.98     150   203
10.001 - 10.250                4        275,963.71          0.1          10.13     250   104
10.251 - 10.500                5        192,863.85          0.1          10.46     191   165
10.501 - 10.750                2         72,455.44          0.0          10.68      49   219
10.751 - 11.000                1         40,120.02          0.0          11.00     157   200
11.251 - 11.500                8        229,011.29          0.1          11.50      71   282
11.501 - 11.750                2         54,074.84          0.0          11.75     128   229
11.751 - 12.000                3         86,429.70          0.0          11.96      87   270
12.001 - 12.250                2         41,540.26          0.0          12.25      66   256
12.251 - 12.500                3        103,855.58          0.0          12.45      95   240
12.501 - 12.750                1         32,371.36          0.0          12.75     122   283
12.751 - 13.000                6        219,171.44          0.1          12.97      93   249
13.751 - 14.000                1         38,032.25          0.0          14.00      63   294
14.751 - 15.000                1         23,582.37          0.0          14.88     122   237
Total:                      1692    260,221,825.77        100.0           6.87     287    57

15 Yr
                                                                                   WA
                                                                         Note      Rem    WA
Mortgage Interest Rates     Count          Balance           %            Rate     Term    Age
-----------------------   ---------   --------------    ----------    ----------  ------  -------
4.001 - 4.250                  1         95,553.22          0.1           4.13     149    30
4.251 - 4.500                  4        455,748.62          0.5           4.50     169     4
4.501 - 4.750                  5        569,740.08          0.7           4.63     153     6
4.751 - 5.000                  9      4,223,506.51          5.0           4.94     168     8
5.001 - 5.250                 37      8,110,282.78          9.6           5.23     152    16
5.251 - 5.500                 24      5,417,375.93          6.4           5.40     160    12
5.501 - 5.750                 29      5,462,055.84          6.5           5.65     149    18
5.751 - 6.000                 55      5,600,623.29          6.7           5.91     126    44
6.001 - 6.250                 69      6,052,566.51          7.2           6.20     105    65
6.251 - 6.500                182     12,044,166.27         14.3           6.44      99    75
6.501 - 6.750                142     11,714,136.46         13.9           6.68      89    85
6.751 - 7.000                134      8,642,686.55         10.3           6.93      76    93
7.001 - 7.250                 69      5,888,259.02          7.0           7.21      88    88
7.251 - 7.500                 45      3,344,371.59          4.0           7.45      93    80
7.501 - 7.750                 28      2,457,114.60          2.9           7.70     110    84
7.751 - 8.000                 24      1,746,072.27          2.1           7.93     168    79
8.001 - 8.250                 13      1,063,584.32          1.3           8.22     182    81
8.251 - 8.500                 10        511,834.14          0.6           8.44     147    79
8.501 - 8.750                  2         89,160.89          0.1           8.67      77    89
8.751 - 9.000                  5        363,599.60          0.4           8.95     170    55
9.001 - 9.250                  1        153,156.41          0.2           9.25     303    54
9.251 - 9.500                  1         34,674.44          0.0           9.50      26   152
11.751 - 12.000                2         68,535.75          0.1          12.00      71    48
Total:                       891     84,108,805.09          100           6.36     117    59

                                 WAMMS 2004-RA3
                    15 Year Fixed Rate Collateral Term Sheet

Deal Size                                     $82 MM (AAA) +/- 10%

GWAC                                          6.36%  +/-  10bps

WAM                                           117 +/-

Geo                                           TX(25%), WA (24%),
                                              OR (12%), CA (5%)

FICO                                          734 +/- 10

Average Loan Balance                          $95,000 +/-

Conforming/Jumbo                              65%/35%

WA Original LTV                               67% +/- 5%

Cash-Out Refi                                 30% +/- 5%

SF/PUD                                        93% +/- 5%

Full Documentation                            75% +/- 5%

Primary Occupancy                             89% +/- 5%

AAA Ratings                                   2 of 3 (S&P and Fitch)

Estimated Subordination Level*                2.25% +/-*

Settlement Date                               07/30/2004

Clean Up Call                                 1%

                        * Subordination will be crossed.
              All numbers are approximate. All tranches are subject
                            to 10% delivery variance.

The  information  contained  herein has been prepared solely for the use of WaMu
Capital  Corp.  and has not been  independently  verified by WaMu Capital  Corp.
Accordingly,  WaMu Capital Corp. makes no express or implied  representations or warranties  of any kind and  expressly  disclaims  all  liability for any use or misuse of the contents hereof.  WaMu Capital Corp. assumes no responsibility for the accuracy of any material contained herein. The information  contained herein will be superseded by the  description  of the mortgage  loans  contained in the
Prospectus Supplement.  Such information supersedes the information in all prior collateral terms sheet, if any.

This information is furnished to you solely by WaMu Capital Corp. and not by the issuer of the securities or any of its other  affiliates.  WaMu Capital Corp. is acting  as  underwriter  and not  acting  as agent  for the  issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for informational purposes only, and does not constitute an offer to sell, nor a solicitation of any offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus
Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                               WaMu Capital Corp.